Exhibit 99.3

BOARD OF GOVERNORS OF THE

FEDERAL RESERVE SYSTEM

Washington, D. C. 20551

FORM 10-QSB

☒	QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended March 31, 2005

☐	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE EXCHANGE ACT

For the transition period from                      to

Commission File No. N/A

Albemarle First Bank

(Exact name of small business issuer as specified in its charter)

Virginia	54-1882473
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1265 Seminole Trail

P. O. Box 7704

Charlottesville, Virginia 22906

(Address of principal executive offices)

(434) 973-1664

(Issuer’s telephone number)

Check whether the issuer: (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒  No ☐

As of May 12, 2005, the latest practicable date for determination, 1,601,182 shares of common stock, par value $4.00 per share, of the issuer were outstanding.

Transitional Small Business Disclosure Format (check one): Yes ☐  No ☒

ALBEMARLE FIRST BANK

Part 1. FINANCIAL INFORMATION

Item 1.	Financial Statements

ALBEMARLE FIRST BANK

Balance Sheets

March 31, 2005 and December 31, 2004

	March 31, 2005	December 31, 2004
	(unaudited)	(audited)
Assets
Cash and due from banks	$2,477,877	$1,880,664
Federal funds sold	1,806,666	618,275
Interest-bearing deposits with banks	408,127	227,017
Investment securities available for sale	18,226,344	18,502,362
Restricted equity securities	1,079,860	899,280
Loans available for sale	217,398	—
Loans, net	92,186,169	91,261,486
Property and equipment, net	4,855,204	4,787,392
Accrued interest receivable	507,439	415,684
Other assets	1,959,169	2,034,337

Total assets	$123,724,253	$120,626,497

Liabilities and Stockholders’ Equity
Liabilities
Noninterest-bearing deposits	$14,447,439	$13,872,969
Interest-bearing deposits	31,816,208	31,569,056
Savings deposits	8,802,068	9,481,962
Time deposits	46,352,833	44,615,898

Total deposits	101,418,548	99,539,885
Federal funds purchased and securities sold under agreement to repurchase	2,638,103	3,564,146
Other borrowings	9,000,000	7,000,000
Accrued interest payable	101,907	72,412
Accrued expenses and other liabilities	229,992	180,797

Total liabilities	113,388,550	110,357,240

Commitments and contingencies	—	—
Stockholders’ equity
Common stock, $4.00 par value, 3,000,000 shares authorized; 1,601,182 shares issued and outstanding for March 31, 2005, and December 31, 2004.	6,404,728	6,404,728
Additional paid-in capital	7,304,583	7,304,583
Accumulated deficit	(3,108,141)	(3,139,007)
Accumulated other comprehensive income (loss)	(265,467)	(301,047)

Total stockholders’ equity	10,335,703	10,269,257

Total liabilities and stockholders’ equity	$123,724,253	$120,626,497

See Notes to Financial Statements

ALBEMARLE FIRST BANK

Statements of Income (Unaudited)

For the Three Months

Ended March 31, 2005 and 2004

	Three Months Ended March 31,
	2005	2004
Interest income
Loans and fees on loans	$1,432,090	$1,086,054
Federal funds sold	4,610	3,609
Investment securities	157,204	207,351
Interest-bearing deposits with banks	2,002	227

Total interest and dividend income	1,595,906	1,297,241
Interest expense
Demand and savings deposits	91,640	51,356
Time deposits	344,962	299,804
Borrowings	74,588	18,762

Total interest expense	511,190	369,922

Net interest income	1,084,716	927,319
Provision for loan losses	80,000	15,300

Net interest income after provision for loan losses	1,004,716	912,019
Noninterest income
Service charges	72,285	82,760
Gains on sales of securities	—	2,234
Visa and debit card income	18,847	12,235
Other	22,146	30,018

Total noninterest income	113,278	127,247
Noninterest expense
Salaries	521,137	468,396
Employee benefits	121,569	119,280
Occupancy expense	54,827	60,191
Equipment expense	73,769	79,276
Advertising	17,063	18,316
Data processing fees	63,524	54,373
Franchise tax	14,715	14,080
Professional services	63,516	35,321
Supplies	43,229	53,063
Foreclosed assets, net	—	25,764
Other operating expense	97,879	106,422

Total noninterest expense	1,071,228	1,034,482
Income before income tax expense	46,766	4,784

Income tax expense	15,900	1,626

Net Income	$30,866	$3,158

Basic earnings per share	$0.02	$0.00
Diluted earnings per share	$0.02	$0.00
Weighted average shares outstanding	1,601,182	1,589,182
Diluted weighted average shares outstanding	1,637,137	1,589,182

See Notes to Financial Statements

ALBEMARLE FIRST BANK

Statements of Changes in Stockholders’ Equity (unaudited)

For the Three Months Ended March 31, 2005 and 2004

	Common Stock (Shares)	Common Stock	Additional Paid- in Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total
Balance, December 31, 2003	1,589,189	$6,356,728	$7,232,903	$(3,239,615)	$(246,675)	$10,103,341
Comprehensive Income
Net income	—	—	—	3,158	—	3,158
Unrealized holding gains arising during the period, net of tax effect of $145,634	—	—	—	—	282,703
Reclassification adjusted for gains included in net income, net of tax effect of $760	—	—	—	—	(1,474)	281,229

Total comprehensive income						284,387

Balance, March 31, 2004	1,589,189	$6,356,728	$7,232,903	$(3,236,457)	$34,554	$10,387,728
Balance, December 31, 2004	1,601,182	$6,404,728	$7,304,583	$(3,139,007)	$(301,047)	$10,269,257
Comprehensive Income
Net income	—	—	—	30,866	—	30,866
Unrealized holding gains arising during the period, net of tax effect of $18,326	—	—	—	—	35,580	35,580

Total comprehensive income						66,446

Balance, March 31, 2005	1,601,182	$6,404,728	$7,304,583	$(3,108,141)	$(265,467)	$10,335,703

See Notes to Financial Statements

ALBEMARLE FIRST BANK

Statements of Cash Flows (unaudited)

For the Three Months Ended March 31, 2005 and 2004

	March 31,
	2005	2004
Cash flows from operating activities
Net Income	$30,866	$3,158
Adjustments to reconcile net income (loss) to net cash provided (used) by operations:
Provision for loan losses	80,000	15,300
Depreciation and amortization	71,602	75,818
(Gains) losses on sale of investment securities	—	(2,234)
Accretion income	6,910	14,964
Deferred income tax expense (benefit)	15,900	(1,626)
Changes in assets and liabilities:
Accrued interest receivable and other assets	(50,817)	(93,735)
Loans available for sale	(217,398)	—
Accrued interest payable and other liabilities	78,690	(26,602)

Net cash provided (used) by operating activities	15,753	(14,957)

Cash flows from investing activities
Proceeds from sale, maturity or call of securities available for sale	323,015	2,713,810
Purchases of Federal Home Loan Bank Stock	(163,300)	(189,800)
Net increase (decrease) in interest-bearing deposits with other banks	(181,109)	(170,011)
Purchases of Other Equity Securities	(17,280)	—
Net decrease (increase) in loans	(1,004,683)	(13,014,735)
Purchases of property and equipment	(139,414)	(14,646)
Proceeds from sale of other real estate	—	651,554

Net cash used in investing activities	(1,182,771)	(10,023,828)

Cash flows from financing activities
Net increase in deposits	1,878,663	1,363,411
Net increase (decrease) in securities sold under agreements to repurchase	(926,043)	2,677,961
Net increase (decrease) in federal funds purchased	—	(2,055,000)
Proceeds from Federal Home Loan Bank advances	2,000,000	7,000,000

Net cash provided by financing activities	2,952,620	8,986,372

Net (decrease) in cash and cash equivalents	1,785,602	(1,052,413)
Cash and cash equivalents, beginning	2,498,939	4,081,666

Cash and cash equivalents, ending	$4,284,541	$3,029,253

Supplemental disclosure of cash flow information
Interest paid	$481,695	$360,503

See Notes to Financial Statements

ALBEMARLE FIRST BANK

NOTES TO FINANCIAL STATEMENTS

NOTE 1	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Albemarle First Bank (the Bank) is a Virginia banking corporation, incorporated under the laws of Virginia on January 23, 1998, and began operations as a state-chartered bank on December 28, 1998. The Bank operates three full service branches serving the City of Charlottesville, Albemarle County, Greene County, and the surrounding areas.

The Bank provides a complete range of banking and financial services to the individuals and businesses within Charlottesville, Albemarle and Greene Counties, and the surrounding area. As a community-oriented and locally owned institution we offer a variety of deposit products to our customers including checking and savings accounts, money market accounts, and certificates of deposit. These funds are reinvested in the community by meeting our customer’s needs for commercial and real estate loans, mortgages, and consumer loans.

The accompanying financial information has been prepared in accordance with the Securities and Exchange Commission’s rules and regulations for quarterly reporting. The information contained in the financial statements is unaudited and does not include all of the information and footnotes required by auditing standards generally accepted in the United States of America for complete financial statements. However, in the opinion of management the accompanying unaudited financial statements contain all adjustments, which are of a normal recurring nature, necessary to present fairly the financial position as of March 31, 2005, and the results of operations for the three months ended March 31, 2005 and 2004. The notes included herein should be read in conjunction with the notes to financial statements included in the Bank’s Annual Report on Form 10-KSB for the year ended December 31, 2004.

Certain previously reported amounts have been reclassified to conform to current period presentation.

NOTE 2	SECURITIES:

The carrying values, unrealized gains, unrealized losses and approximate fair values of investment securities at March 31, 2005 and December 31, 2004 are shown in the table below (in thousands):

	March 31, 2005
	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
Available for sale
U.S. Government agency securities	$15,133	$—	$356	$14,777
Mortgage backed securities	3,495	—	46	3,449

	$18,628	$—	$402	$18,226

	December 31, 2004
	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
Available for sale
U.S. Government agency securities	$15,133	$1	$458	$14,676
Mortgage backed securities	3,825	9	8	3,826

	$18,958	$10	$466	$18,502

ALBEMARLE FIRST BANK

NOTES TO FINANCIAL STATEMENTS

NOTE 3	ALLOWANCE FOR LOAN LOSSES:

The following is a summary of transactions in the allowance for loan losses: (in thousands)

	Three months ended
	March 31, 2005	March 31, 2004
Balance, beginning	$1,200	$955
Provision charged to operating expenses	80	15
Loans charged off	(38)	(3)
Recoveries of loans charged off	1	46

Balance, ending	$1,243	$1,013

NOTE 4	EARNINGS PER SHARE:

Basic earnings per share is calculated by dividing net income by the weighted average number of common shares outstanding during the period. Diluted earnings per share is calculated using the weighted average number of common shares outstanding during the period, and shows the dilutive effect of common shares potentially outstanding due to the exercise of warrants and stock options.

The exercise of outstanding warrants and stock options are not assumed in computing diluted earnings per share for the three months ended March 31, 2004 because the exercise price of both the warrants and stock options were above the current market value as of March 31, 2004.

NOTE 5	STOCK-BASED COMPENSATION:

The Bank accounts for its stock-based compensation plans in the manner prescribed by Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees. The Bank is not required to adopt the fair value based recognition provisions prescribed under SFAS No. 123, Accounting for Stock Based Compensation, but complies with the disclosure requirements set forth in the Statement (as amended by SFAS No. 148), which include disclosing pro forma net income (loss) as if the fair value based method of accounting had been applied.

	Three months ended March 31,
	2005	2004
Compensation cost recognized in income for all stock-based compensation awards	$—	$—

Pro forma net income (1)	$30,866	$2,441

Pro forma earnings per common share, basic (1)	$0.02	$0.00

Pro forma earnings per common share, diluted (1)	$0.02	$0.00

(1)	Based on SFAS No. 123.

ALBEMARLE FIRST BANK

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations

Forward Looking Statements

The following discussion is qualified in its entirety by the financial statements and accompanying notes appearing elsewhere in this report. In addition to the historical information contained herein, this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Bank, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “may,” “will” or similar expressions. Although we believe our plans, intentions and expectations reflected in these forward-looking statements are reasonable, we can give no assurance that these plans, intentions or expectations will be achieved. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain, and actual results, performance or achievements could differ materially from those contemplated. Factors that could have a material adverse effect on our operations and future prospects include, but are not limited to, changes in: interest rates, general economic conditions, the legislative/regulatory climate, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in our market area and accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements contained herein and you should not place undue reliance on such statements, which reflect our position as of the date of this report.

Results of Operations

The Bank’s net income for the first quarter of 2005 was $31 thousand ($0.02 per diluted share), compared to net income of $3 thousand ($0.00 per diluted share) for the first quarter of 2004. Net interest income was $1.1 million for the first quarter of 2005, an increase of approximately $157 thousand over the $927 thousand reported for the same quarter of 2004. The Bank’s net interest margin increased to 3.82% in the first quarter of 2005 from 3.71% during the first quarter of 2004. Non-interest income was $113 thousand for the first quarter of 2005, compared to $127 thousand in the first quarter of the prior year. Non-interest expenses were $1.1 million and $1.0 million for the three months ended March 31, 2005 and 2004, respectively.

Net Interest Income

Net interest income for the three months ended March 31, 2005 was $1.1 million, a $157 thousand or 16.97% increase from the $927 thousand reported for the same period of 2004. The net interest margin of 3.82% during the first quarter of 2005 is 11 basis points better than the 3.71% net interest margin from the first quarter of 2004. This improvement is the result of increases in the prime lending rate during the past year and the repositioning of the Bank’s earning assets. Also, average gross loans grew to $92.1 million in the first quarter of 2005 from $73.1 million in the first quarter of 2004, representing an increase of $19.0 million or 26.00%.

Interest income from the Bank’s investment portfolio totaled $157 thousand during the first quarter of 2005 with average investment securities of $19.4 million. This is a reduction of $50 thousand in income from the $207 thousand reported in the first quarter of 2004, when average investment securities were $24.8 million. The average balance of investment securities has decreased due to accelerated principal curtailments of the Bank’s mortgage backed securities portfolio and the sale of other available for sale securities used to fund the loan growth realized by the Bank during 2004. No investment securities were purchased or sold during the first quarter of 2005.

Interest expense for the quarter ended March 31, 2005 was $511 thousand, an increase of $141 thousand from the $370 thousand reported for the same quarter of 2004. This increase is a result of an increase in the Bank’s average interest bearing deposits, and a rising interest rate environment. Average interest bearing deposits were $84.6 million during the first quarter of 2005, an increase of $5.5 million or 6.95% from the first quarter of 2004. The market for gathering both demand deposits and time deposits has been quite competitive and the Bank has been aggressive in offering rates that will attract additional customers to both transactional accounts and time deposits. The average cost of interest bearing deposits was 2.06% during the first quarter of 2005 compared to 1.78% in the same period of 2004. Also, the Bank’s average other borrowings outstanding increased from $6.7 million during the

ALBEMARLE FIRST BANK

first quarter of 2004 to $11.7 million in the same period of 2005. The Bank has utilized these additional borrowings to fund the significant loan growth experienced by the Bank during the past twelve months. Other borrowings had an average cost of 2.56% during the first quarter of 2005 compared to an average cost of 1.12% during the same period of 2004. This increase is attributable to the rising interest rate environment and specifically to increases in borrowing rates at the Federal Home Loan Bank during the past year. Table 1 summarizes the major components of net interest income and provides yields and average balances for the periods indicated.

Table 1. Net Interest Income and Average Balances (thousands)

	For the three months ended March 31, 2005				For the three months ended March 31, 2004
	Average Balance	Interest Income / Expense		Yield / Cost (2)	Average Balance	Interest Income / Expense		Yield / Cost (2)
Interest earning assets:
Loans	$92,079	$1,432	(1)	6.22%	$73,097	$1,085	(1)	5.94%
Federal funds sold	773	5		2.38%	1,628	4		1.02%
Investment securities	19,354	157		3.24%	24,840	207		3.35%
Interest bearing deposits at other banks	1,376	2		0.58%	266	1		0.34%

Total interest-earning assets	113,582	1,596			99,831	1,297

Yield on average interest-earning assets				5.62%				5.20%

Noninterest-earning assets:
Cash and due from banks	2,662				2,293
Premises and equipment	4,818				5,221
Interest receivable and other	1,386				3,044
Less: Allowance for loan loss	(1,243)				(961)

Total noninterest-earning assets	7,623				9,597
Total assets	$121,205				$109,428

Interest-bearing liabilities:
Demand deposits	$31,202	72		0.92%	$27,878	35		0.51%
Savings deposits	9,021	20		0.89%	11,642	16		0.56%
Time deposits	44,379	344		3.10%	39,582	300		3.04%
Other borrowings	11,733	75		2.56%	6,705	19		1.12%

Total interest-bearing liabilities	96,335	511			85,807	370

Cost on average interest-bearing liabilities				2.12%				1.73%

Noninterest-bearing liabilities:
Demand deposits	14,247				13,132
Interest payable and other	258				302

Total noninterest-bearing liabilities	14,505				13,434

Total liabilities	110,840				99,241
Stockholders’ equity	10,365				10,187

Total liabilities and stockholders’ equity	$121,205	$1,085			$109,428	$927

Net yield on average interest-earning assets				3.82%				3.71%

[1]	Includes amortization of net deferred loan cost for the periods ended March 31, 2005 and 2004.

[2]	Yields and rates are calculated based upon annualized numbers.

ALBEMARLE FIRST BANK

Noninterest Income

Noninterest income was $113 thousand in the first quarter of 2005, compared to $127 thousand for the first quarter of 2004. Service charges on deposit accounts were $72 thousand during the first quarter of 2005, an $11 thousand reduction when compared to $83 thousand during the same period of 2004. This change was largely due to a decrease in non-sufficient funds fees incurred by customers.

Noninterest Expense

Noninterest expense was $1.1 million for the first quarter of 2005, approximately $44 thousand or 4.3% higher than the $1.0 million recorded for the first quarter of 2004. During the quarter ended March 31, 2005, the Bank’s total salaries and benefits expense was $643 thousand, a $55 thousand increase from the $588 thousand reported for the first quarter of 2004. The additional salaries and wages were required to accommodate the growth in both loans and deposits experienced during the last year. The Bank’s objective continues to be growing the Bank’s loan portfolio and deposit base without significantly raising non-interest expenses. We are beginning to achieve this goal in 2005 as many areas of our operations such as equipment expense, advertising, supplies, and other expenses actually decreased compared to the first quarter of 2004. Management remains cost conscious and is evaluating the benefit of any increases to the Bank’s cost structure. Two areas that did require cost increases in the first quarter of 2005 were data processing and professional services. In attempting to provide superior customer service and comprehensive management reporting, the Bank has increased data processing costs to $64 thousand for the first quarter of 2005, up $10 thousand from the first quarter of 2004. Professional fees increased in the first quarter of 2005 due to the Bank’s preparations for complying with Section 404 of the Sarbanes Oxley Act, which require the Bank to evaluate and fully document its control structure. Management anticipates completing its preparation work with these consultants by July 1, 2006. To ensure compliance with these regulations, the Bank has engaged external consultants to assist us with this process. In the first quarter of 2004, the Bank had expenses related to foreclosed property of $26 thousand. During 2005, the Bank has not owned any foreclosed property and has not incurred any related expenses.

In January 2005, the Bank entered into a three-year tenant lease agreement for a portion of the Bank’s operational center. This lease should produce approximately $28 thousand of non-interest income during 2005.

Summary of Financial Condition

The Bank’s total assets as of March 31, 2005 were $123.7 million, representing a $3.1 million or 2.6% increase over the $120.6 million in total assets at the end of 2004. Net loans grew to a record $92.2 million at March 31, 2005, from $91.3 million at December 31, 2004. Deposits also reached record levels, ending the first quarter of 2005 at $101.4 million compared to $99.5 million at the end of 2004.

Loan Portfolio

The Bank’s net loan portfolio totaled $92.2 million as of March 31, 2005. Net loans grew $925 thousand during the first quarter of 2005, and loan demand remains strong in the Charlottesville area. Based upon the vibrant local economy and positive outlook, management is optimistic about future loan growth.

As of March 31, 2005, non-accrual loans totaled $2.5 million, an increase of approximately $700,000 over the $1.8 million reported as of December 31, 2004. All of the Bank’s non-accrual loans were made more than two years ago under prior management. Current management continues to monitor the non-accrual loan portfolio, working closely with customers to mitigate the Bank’s credit exposure.

Allowance for Loan Losses

The allowance for loan losses as of March 31, 2005 remained at $1.2 million or 1.33% of gross loans, compared to a balance of $1.2 million or 1.30% of gross loans as of December 31, 2004. The changes within the allowance for loan losses during the three months ended March 31, 2005 and 2004 are highlighted in Table II.

ALBEMARLE FIRST BANK

Table II

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES

(In Thousands)

	For the Three Months Ended March 31,
	2005	2004
Allowance for loan losses, beginning	$1,200	$955
Provision for loan losses	80	15
Loans charged off:
Commercial	—	—
Real Estate - Mortgage	(33)	—
Real Estate - Construction	—	—
Consumer installment loans	(5)	(3)

Total	(38)	(3)
Recoveries:
Commercial	—	36
Real Estate - Mortgage	—	—
Real Estate - Construction	—	—
Consumer installment loans	1	10

Total	1	46

Net charge-offs	(37)	43

Allowance for loan losses, ending	$1,243	$1,013

The Bank recorded a total loan loss provision of $80 thousand during the first quarter of 2005, compared to $15 thousand in the first quarter of 2004. The allowance for loan losses is evaluated on a regular basis by management and is based upon a periodic review of the following: collectibility of the loans, industry historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay, estimated value of any underlying collateral and prevailing economic conditions. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revision as more information becomes available. As economic conditions and performance of loans change, it is possible that future increases may need to be made to the allowance for loan losses.

Investment Portfolio

The Bank’s investment portfolio is a source of interest income and provides the Bank with liquidity by pledging investments against available lines of credit. The investment portfolio totaled $18.2 million and $18.5 million as of March 31, 2005 and December 31, 2004, respectively. The investment portfolio consists of government agency bonds and fixed rate mortgage backed securities with a fair market value of $14.8 million and $3.4 million, respectively. No securities were purchased or sold during the first quarter of 2005. The investment portfolio appreciated by approximately $54 thousand during the three months ended March 31, 2005. Principal curtailments of the mortgage backed securities portfolio totaled $323 thousand during the first quarter of 2005.

Deposits

Total deposits as of March 31, 2005 were $101.4 million, a 1.89% or $1.9 million increase from the December 31, 2004 total of $99.5 million. This growth occurred in both demand deposit accounts and certificates of deposit. As interest rates rise, the local market for customer deposits has become increasingly competitive. Management is focused on obtaining relationships through other products, particularly loan growth, to gather additional demand deposits. To fund the significant growth in the Bank’s loan portfolio, the Bank has offered rates on certificates of deposit that are near the top of the Charlottesville market.

ALBEMARLE FIRST BANK

Capital

Stockholders’ equity increased $66 thousand during the first quarter of 2005, and totaled approximately $10.3 million at March 31, 2005 and December 31, 2004. This increase was due to the $31 thousand in net income earned during the first three months of 2005, and the appreciation of the investment securities available for sale portfolio that resulted in a $35 thousand after-tax unrealized gain during the first quarter of 2005.

As of March 31, 2005 the Bank’s risk based capital ratios exceed those required to be designated “Well Capitalized” under Federal Reserve regulations. The Bank’s “tier 1” risk-based capital ratio was 9.80% and the total risk-based capital ratio was 11.05%. Both of these ratios are in excess of the minimum capital requirements of 4.00% and 8.00%, respectively. Additionally, the Bank’s “Tier 1” leverage capital ratio was 7.42%.

Liquidity and Interest Sensitivity

At March 31, 2005, the Bank had liquid assets of approximately $4.7 million in the form of cash, federal funds sold, and due from banks. Management believes that the Bank’s liquid assets are adequate. Additional liquidity will be provided by growth in deposit accounts and loan repayments. In the event that additional funds are required, the Bank has the ability to purchase federal funds under established lines of credit with correspondent Banks and borrow from the Federal Home Loan Bank.

The Bank has an Asset/Liability Committee (ALCO) that analyzes the Bank’s interest rate sensitivity on a periodic basis. As shown in Table III the Bank is in a liability sensitive position during the next twelve-month period. This generally indicates that earnings would decrease in a rising interest rate environment as liabilities reprice more quickly than assets. However, ALCO and the Bank’s management have analyzed the characteristics of the assets and liabilities maturing and believe that net income should actually increase in a rising interest rate environment. The interest sensitive assets maturing over the next year are primarily loans that will reprice upward based on increases in the leading lending rates. Conversely, a large portion of the liabilities scheduled to reprice are demand deposit and savings accounts for which the Bank establishes rates. The Bank anticipates that these deposits will reprice at a slower rate than the interest rate sensitive loans. The Bank believes that given the present economic status, the control management has over its asset mix and offering rates, and modifications made and being made regarding pricing strategies, the Bank is adequately positioned for the future.

ALBEMARLE FIRST BANK

Table IIII

INTEREST SENSITIVITY ANALYSIS

(In thousands of dollars)

As of March 31, 2005

	Maturities / Repricing
	1-3 Months	4-12 Months	13-36 Months	37-60 Months	Over 60 Months	Total
Earnings Assets:
Loans	$51,158	$6,371	$15,574	$16,604	$3,722	$93,429
Investments	499	—	9,274	5,374	3,079	18,226
Interest-bearing deposits with other banks	408	—	—	—	—	408
Federal funds sold	1,807	—	—	—	—	1,807

Total	$53,872	$6,371	$24,848	$21,978	$6,801	$113,870

Interest-bearing Liabilities:
Demand accounts	$31,816	$—	$—	$—	$—	$31,816
Savings accounts	8,802	—	—	—	—	8,802
Certificates of deposit	2,549	16,057	15,510	12,237	—	46,353
Other borrowings	11,638	—	—	—	—	11,638

Total	$54,805	$16,057	$15,510	$12,237	$—	$98,609

Interest sensitivity gap	$(933)	$(9,686)	$9,338	$9,741	$6,801	$15,261
Cumulative interest sensitivity gap	$(933)	$(10,619)	$(1,281)	$8,460	$15,261	$15,261
Ratio of sensitivity gap to total earning assets	-1.73%	-152.03%	37.58%	44.32%	100.00%	13.40%
Cumulative ratio of sensitivity gap to total earning assets	-1.73%	-17.63%	-1.51%	7.90%	13.40%	13.40%

Table III reflects the earlier of the maturity or repricing dates for the Bank’s interest sensitive assets and liabilities at March 31, 2005. In preparing the above table, no assumptions were made with respect to loan prepayments or deposit run offs. Loan principal payments are included in the earliest period in which the loan matures or can be repriced. Principal payments on installment loans scheduled prior to maturity are included in the period of maturity or repricing. Investment securities are included at par value. Proceeds from the redemption of deposits in other banks are included in the period of maturity.

As of March 31, 2005, there have been no material changes to the off-balance sheet arrangements disclosed in “Management’s Discussion and Analysis” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2004.

Critical Accounting Policies

There have been no material changes to the information concerning the Bank’s “Critical Accounting Policies” previously reported in the Bank’s Annual Report on Form 10-KSB for the year ended December 31, 2004.

Recent Accounting Pronouncements

There are no recent accounting pronouncements directly affecting the Bank.

Item 3.	Controls and Procedures

The Bank maintains a system of disclosure controls and procedures that is designed to ensure that material information is accumulated and communicated to management, including the Bank’s Chief Executive Officer and Chief Financial Officer, as appropriate to allow timely decisions regarding required disclosure. As required, management, with the participation of the Bank’s Chief Executive Officer and Chief Financial Officer, evaluated the effectiveness of the Bank’s disclosure controls and procedures as of the end of the period covered by this report.

ALBEMARLE FIRST BANK

Based on this evaluation, the Bank’s Chief Executive Officer and Chief Financial Officer concluded that the Bank’s disclosure controls and procedures were operating effectively to ensure that information required to be disclosed by us in reports that we file or submit under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized, and reported within the time periods specified in the relevant rules and forms.

Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that the Bank’s disclosure controls and procedures will detect or uncover every situation involving the failure of persons within the organization to disclose material information otherwise required to be set forth in the Bank’s periodic reports.

The Bank’s management is also responsible for establishing and maintaining adequate internal control over financial reporting and control of the Bank’s assets to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. During the quarter ended March 31, 2005, management has taken steps to enhance the Bank’s internal control structure. These steps include the formation of a financial reporting disclosure committee that should have a material affect on the internal controls over the Bank’s financial reporting. While not material, additional controls have been established to strengthen existing controls and ensure that the Bank is compliant with the requirements of the Sarbanes Oxley Act.

PART II. OTHER INFORMATION

Item 1.	Legal Proceedings

In the ordinary course of operations, we expect to be a party to various legal proceedings. Currently, there are no pending or threatened legal proceedings against the Bank.

Item 4.	Submission of Matters to a Vote of Security Holders

No matters were presented to a vote of shareholders during the first quarter of 2005.

Item 6.	Exhibits

The following exhibits are filed as part of this Form 10-QSB:

Exhibit No.	Description of Exhibits
3.1	Articles of Incorporation of Albemarle First Bank (incorporated by reference to Exhibit E-1 to Form 10-SB filed May 1, 2000)

3.2	Bylaws of Albemarle First Bank (incorporated by reference to Exhibit E-2 to Form 10-SB filed May 1, 2000)

31.1	Certification of our Chief Executive Officer pursuant to Rule 13a-14(a) (filed herewith)

31.2	Certification of our Chief Financial Officer pursuant to Rule 13a-14(a) (filed herewith)

32	Certifications of our Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C Section 1350 (filed herewith)

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALBEMARLE FIRST BANK
(Registrant)

Date: May 12, 2005	/s/ THOMAS M. BOYD, JR.
Thomas M. Boyd, Jr. President and Chief Executive Officer

Date: May 12, 2005	/s/ KENNETH J. POTTER
Kenneth J. Potter Executive Vice President and Chief Financial Officer (principal financial and accounting officer)

EXHIBIT 31.1

CERTIFICATIONS

I, Thomas M. Boyd, Jr., certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Albemarle First Bank;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4. The small business issuer’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

(a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c) disclosed in this report any change in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter (the small business issuer’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting; and

5. The small business issuer’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of small business issuer’s board of directors (or persons performing the equivalent functions):

(a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal control over financial reporting.

Date: May 12, 2005

/s/ THOMAS M. BOYD, JR.
Thomas M. Boyd, Jr. President & Chief Executive Officer

EXHIBIT 31.2

CERTIFICATIONS

I, Kenneth J. Potter, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Albemarle First Bank;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4. The small business issuer’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

(a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c) disclosed in this report any change in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter (the small business issuer’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting; and

5. The small business issuer’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of small business issuer’s board of directors (or persons performing the equivalent functions):

(a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal control over financial reporting.

Date: May 12, 2005

/s/ KENNETH J. POTTER
Kenneth J. Potter Executive Vice President & Chief Financial Officer

EXHIBIT 32

Pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350)

The undersigned, as the Chief Executive Officer and Chief Financial Officer of Albemarle First Bank, respectively, certify that to the best of their knowledge and belief, the Quarterly Report on Form 10-QSB for the period ended March 31, 2005, which accompanies this certification fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Albemarle First Bank at the dates and for the periods indicated. The foregoing certification is made pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), and no purchaser or seller of securities or any other person shall be entitled to rely upon the foregoing certification for any purpose. The undersigned expressly disclaim any obligation to update the foregoing certification except as required by law.

/s/ THOMAS M. BOYD, JR.	Date: May 12, 2005
Thomas M. Boyd, Jr., President and Chief Executive Officer

/s/ KENNETH J. POTTER	Date: May 12, 2005
Kenneth J. Potter, Executive Vice President and Chief Financial Officer